Exhibit 1

                                 CHART REGARDING
               EXECUTIVE OFFICERS AND DIRECTORS OF FILING PERSONS

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Name              Director (D)       Citizenship /   Principal Occupation   Principal Business        Address
                  and/or Executive   Jurisdiction    or Employment
                  Officer (EO)       of
                  of Infogrames      Organization
                  (I) and/or
                  Purchaser (P)
----------------- ------------------ --------------- ---------------------- ------------------------- -----------------------------
Bruno Bonnell     I (D) (EO)         France          Chief Executive of     Development and           Infogrames Entertainment S.A.
                  P (D) (EO)                         Infogrames             Distribution of           82-84, rue du 1ers mars 1943
                                                                            computer software         69628 Villeurbanne cedex
                                                                                                      France

Thomas Schmider   I (D) (EO)         France          Managing Director of   Development and           Infogrames Entertainment S.A.
                  P (D) (EO)                         Infogrames             Distribution of           82-84, rue du 1ers mars 1943
                                                                            Computer Software         69628 Villeurbanne cedex
                                                                                                      France

Chritophe Sapet   I (D) (EO)         France          Managing Director of   Development and           Infogrames Entertainment S.A.
                                                     Infogrames             Distribution of           82-84, rue du 1ers mars 1943
                                                                            Computer Software         69628 Villeurbanne cedex
                                                                                                      France

Eric Mottet       I (D)              France          Consultant             Development and           Infogrames Entertainment S.A.
                                                                            Distribution of           82-84, rue du 1ers mars
                                                                            Computer Software         69628 Villeurbanne cedex
                                                                                                      France

Benoit Regnault   I (D)              France          Director of            Development and           Infogrames Entertainment S.A.
de Maulmin                                           Interactive Partners   Distribution of           82-84, rue du 1ers mars
                                                                            Computer Software         69628 Villeurbanne cedex
                                                                                                      France

David Ward        I (D) (EO)         England         UK Director of         Development and           Infogrames Entertainment S.A.
                                                     Infogrames             Distribution of           82-84, rue du 1ers mars
                                                                            Computer Software         69628 Villeurbanne cedex
                                                                                                      France

Jean-Claude       I (D) (EO)         France          Director and           Development and           Infogrames Entertainment S.A.
Larue                                                Managing Director of   Distribution of           82-84, rue du 1ers mars
                                                     Infogrames             Computer Software         69628 Villeurbanne cedex
                                                                                                      France

Pierre Sissman    I (D)              France          Director of            Development and           Infogrames Entertainment S.A.
                                                     Infogrames             Distribution of           82-84, rue du 1ers mars
                                                                            Computer Software         69628 Villeurbanne cedex
                                                                                                      France

Societe           I (D)              France          Multimedia and         Multimedia and            9 rond point des Champs -
Dassault                                             Entertainment          Entertainment             Elysees, 75008 Paris, France
Multimedia

Societe           I (D)              France          Financial Investment   Financial Investment      3 rue Jacques Bingen
Financiere Gaz                                       and Commodities        and Commodities           75017 Paris, France
et Eau

Yves Legris       P (D) (EO)         France          Director and Chief     Development and           California U.S. Holdings, Inc.
                                                     Operating Officer      Distribution of           c/o Infogrames North America
                                                     of California U.S.     Computer Software         5300 Stevens Creek Blvd.
                                                     Holdings, Inc.                                   San Rose, CA 95129
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